UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 18, 2008

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 21, 2008, Unitil Corporation (“Unitil” or the “Company”) announced that the Massachusetts Department of Public Utilities (“MDPU”) announced their approval of Unitil’s proposed acquisition of Northern Utilities, Inc. (“Northern”) from NiSource Inc. (“NiSource”). With the approval by the MDPU, all regulatory approvals required for the purchase of Northern and Granite State Gas Transmission, Inc. from NiSource have been received. The closing on the transaction is being scheduled for December 1, 2008.

A copy of the Company’s press release announcing this approval is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also attached as Exhibits 99.2 is MDPU Order No. 08-43-A.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Unitil Corporation press release dated November 21, 2008

99.2	MDPU Order No. 08-43-A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin Senior Vice President, Chief Financial Officer and Treasurer

Date: November 21, 2008